SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 2, 2005

                              GREAT WEST GOLD, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



         WYOMING                         000-24262               91-1363905

(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)        (IRS EMPLOYEE
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

                    c/o St. James Resource Management Limited
                                16 Hanover Square
                         London, W1S 1HT, United Kingdom
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 44 207 408 9451
                            (ISSUER TELEPHONE NUMBER)


                            (FORMER NAME AND ADDRESS)

         ===============================================================

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

________________________________________________________________________________
Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 2, 2005 (the "Effective Date"), pursuant to a Stock Purchase Agreement (the "Agreement") by and among Great West Gold, Inc., a Wyoming corporation ("Great West"); the shareholders of Copperstone Mining Limited (collectively Copperstone and the Copperstone shareholders shall be known as the "Copperstone Group"), Great West purchased all of the outstanding shares of Copperstone from the Copperstone shareholders for a total of 7,000,000,000 shares of Great West's common stock to the Copperstone shareholders. Pursuant to the agreement, Copperstone became a wholly owned subsidiary of Great West.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Agreement, Great West purchased all of the outstanding shares of Copperstone for a total of 7,000,000,000 shares of Great West's common stock and Copperstone became a wholly owned subsidiary of Great West. The following sets forth a summary of the Copperstone mines:

The Copperstone property is approximately 5,760 acres located in LaPaz County in Arizona. The South Copperstone claim block is immediately south of the Copperstone property, which it adjoins. The western edge has exposed bedrock consisting of banded quartz latite flows intruded by granite. The regional geological setting is dominated by detachment faults of Tertiary age, as well as younger high angle normal faults. Gold mineralization at the existing Copperstone mine (presently owned by American Bonanza) occurs in northwest-striking, moderate-to-shallow dipping fault zones within a package of Triassic sediments and Jurassic quartz latite volcanics. Most of the known Copperstone gold mineralization occurs in a breccia zone related to the fault.

The potential is another Copperstone deposit, which had a 500,000T OP resource of .09 oz/T gold that was mined by Cyprus Gold in the 1980's. A reportedly larger high grade underground resource is presently being developed by American Bonanza with support by GoldCorp. Initial drilling by Callahan Mining at South Copperstone found anomalous gold (approx .02 oz T) hosted by quartz and altered quartz latite. This is consistent with Cyprus drill results from immediately north of the claim block. However drilling was not deep enough to penetrate the breccia unit. Initial IP work found anomalous chargeability values to the south of Callahan's claim block (roughly in the middle of Searchlight's claim block and on trend with the historic Valenzuela mine, which is located on the Indian Reservation immediately west of the claim block). There is no evidence that these findings were followed up.

Copperstone has no proven reserves at this time. In addition, Copperstone has no tangible liabilities or operations and their sole asset consists of mining rights. Based upon same, no financial statements will be filed for Copperstone since the entire purchase price consists of common stock will be expensed.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On November 2, 2005, pursuant to the Agreement, Great West agreed to issue a total of 7,000,000,000 shares of the Company's common stock to the Copperstone shareholders in exchange for all of the outstanding shares of SIG in the following manner:

         Bicester and Warden Limited                 1,000,000,000
         Allegheny Mountains Limited                 1,000,000,000
         Baber Properties Limited                    1,000,000,000
         Conmee Township Gold Limited                1,000,000,000
         Pataz Gold Holdings Limited                 1,000,000,000
         Pitcairn Islands Limited                    1,000,000,000
         Baddeley Investments Limited                1,000,000,000

These shares were issued in reliance on an  exemption  from  registration  under
Section 4(2) of the Securities Act of 1933. These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering. The offering was not a "public offering" as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, the size of the offering, and the manner of the offering. We did not undertake an offering in which we sold a high number of shares to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2) since these received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these shares would not be immediately redistributed into the market, and therefore not be part of a "public offering." Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)       Financial Statements of Business Acquired.


          Not Applicable

(b)       Pro Forma Financial Information.

          Not Applicable

(c)       Exhibits.


10.0 Stock Purchase Agreement dated November 2, 2005 between Great West Gold, Inc. and Copperstone Mining Limited


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                      GREAT WEST GOLD, INC.

                      By: /s/ Richard Axtell
                      ----------------------
                      Richard Axtell
                      President


Dated: November 3, 2005